                            PARTICIPATION AGREEMENT

                                   EXHIBIT D

                  Form of Amended and Restated Trust Agreement
                  --------------------------------------------

                      AMENDED AND RESTATED TRUST AGREEMENT

          This AMENDED AND RESTATED TRUST AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Trust Agreement") is made and
                                            ---------------
entered into as of May 20, 1998, between CREDIT LYONNAIS LEASING CORP., a Delaware corporation (together with its respective permitted successors and assigns, the "Investor"), and WILMINGTON TRUST COMPANY, a Delaware banking
              --------
corporation (in its individual capacity, the "Trust Company;" and in its
                                              -------------
capacity as trustee hereunder, together with its permitted successors and assigns hereunder, the "Trustee"). This Trust Agreement amends and restates
                        -------
that certain Trust Agreement (the "Original Trust Agreement") dated as of May
                                   ------------------------
13, 1998 between the Investor and the Trustee.

                                  WITNESSETH:
                                  ----------

          WHEREAS, pursuant to the Original Trust Agreement, the Investor formed a business trust created pursuant to the Delaware Business Trust Act, 12 Del.C.
c.38 (as amended, the "Delaware Act"), for the purpose of vesting in the Trustee
                       ------------
legal title to the Trust Estate (as hereafter defined) and responsibility for the protection and conservation of the Trust Estate;

          WHEREAS, the Trust Company was and continues to be willing to act as trustee to such trust and to accept the trust so created, subject to the terms and conditions of this Trust Agreement, and

          WHEREAS, the Investor and the Trustee desire to amend and restate the original Trust Agreement pursuant to the terms hereof.

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.

                                  DEFINITIONS

          1.1.  Definitions.
                -----------

          For purposes of this Trust Agreement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix 1 to the Participation Agreement, dated as of the date hereof, among Smart & Final Realty Trust 1998, Smart & Final Inc., Smart & Final Stores Corporation, Investor, the Agent, the Lenders and the Trustee, as amended, supplemented or otherwise modified from time to time.

                                  ARTICLE II.

                                 ORGANIZATION

          2.1.  Name.  The name of the trust created by this Trust Agreement is
                ----
the "SMART & FINAL REALTY TRUST 1998" (the "Trust").
                                            -----

          2.2.  Office.  The office of the Trust shall be in care of the
                ------
Trustee, addressed to Corporate Trust Administration, 1100 North Market Square, Rodney Square North, Wilmington, Delaware 19890-0001, or at such other address as the Trustee may designate by notice to the Investor and the Agent.

          2.3.  Resident Trustee.  The name of the resident Trustee of the Trust
                ----------------
in the State of Delaware is Wilmington Trust Company.

          2.4.  Purposes and Powers.  The purpose of the Trust is to acquire the
                -------------------
Site, cause the construction of the New Facility, borrow monies in connection therewith, and lease the Site, and otherwise engage in such other activities in connection with the Overall Transactions as are permitted hereby or are incidental or ancillary thereto as the Trustee shall deem necessary, advisable, or appropriate, all upon the terms and conditions set forth in this Trust Agreement.

          2.5.  Appointment of the Trustee.  Except as otherwise permitted by
                --------------------------
this Trust Agreement, the number of Trustees shall be one (1). The Investor hereby appoints Wilmington Trust Company as Trustee of the Trust to satisfy the requirements of Section 3807 of the Delaware Act, effective as of the date hereof, to have all the rights, powers and duties as set forth herein. The Trustee acknowledges receipt in trust from the Investor as of the date hereof of the initial Trust Property as described in Section 2.6 hereof. The Trustee filed
                                           -----------
a Certificate of Trust on May 13, 1998, which is substantially in the form of Exhibit A attached hereto (the "Certificate of Trust"), as required by Section
                                --------------------
3810(a) of the Delaware Act in the office of the Secretary of State of the State of Delaware.

          2.6.  Transfer of Property to the Trust.  The Investor hereby grants
                ---------------------------------
to the Trust the sum of One Dollar ($1.00) constituting the initial trust property (the "Trust Property").
               --------------

          2.7.  Representations and Warranties of the Investor.  The Investor
                ----------------------------------------------
hereby represents and warrants to the Trustee as follows:

          (a) Upon receipt of the Trust Property under this Trust Agreement, the Trust will have good title to the Trust Property free and clear of any lien;

          (b) The Trust is not, and will not be upon conveyance of the Trust Property to the Trustee, an "Investment Company" or under the "control" of an "Investment Company," as such terms are defined in the Investment Company Act of 1940, as amended; and

          (c) This Trust Agreement has been duly and validly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Investor, enforceable in accordance with its terms, except to the extent such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                                  ARTICLE III.

              AUTHORITY TO EXECUTE AND PERFORM VARIOUS DOCUMENTS;
                     DECLARATION OF TRUST BY TRUST COMPANY

          3.1.  Authority to Execute and Perform Various Documents. The Investor
                --------------------------------------------------
hereby authorizes and directs the Trustee: (i) to execute and deliver, in the name and on behalf of the Trust, each Operative Document to which the Trust is a party and any other agreements, instruments, certificates or documents related to the Overall Transaction to which the Trust is a party, (ii) to take whatever action shall be required to be taken by the Trustee or the Trust by the terms of, and exercise the rights and perform the duties under, each of the documents, agreements, instruments and certificates referred to in clause (i) above as set forth in such documents, agreements and certificates, (iii) subject to the terms of this Trust Agreement, to take such other action in connection with the foregoing as the Investor may jointly from time to time direct, and (iv) execute and file in the office of the Secretary of State of the State of Delaware (a) the Certificate of Trust, (b) such amendments to such Certificate of Trust as may, from time to time, be required under 3810(b) of the Delaware Act and (c) a Certificate of Cancellation in the form required by Section 3810(d) of the Delaware Act, upon termination of the Trust pursuant to Article VIII of this
                                                        ------------
Trust Agreement.

          3.2.  Declaration of Trust by the Trust Company. The Trust Company
                -----------------------------------------
hereby declares that it will hold all estate, right, title and interest of the Trust in and to the Loans, the Site, the Operative Documents, the Investor Contributions, and any other property contributed by the Investor, including, without limitation, all amounts on account of Rent, Proceeds, Shortfall Amounts, Residual Guaranty Amount, insurance proceeds and condemnation awards, indemnity or other payments of any kind (collectively, the "Trust Estate"), as Trustee
                                                  ------------
upon the trusts set forth herein and for the use and benefit of the Investor, subject, however, to the provisions of the Participation Agreement, the Lease Agreement, the Loan Agreement and the other Operative Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Delaware Act and that this Trust Agreement constitute the governing instrument (as such term is defined in the Delaware Act) of the Trust.

                                  ARTICLE IV.

                                 DISTRIBUTIONS

          4.1.  Priority of Distributions. Subject to the terms and requirements
                -------------------------
of the Operative Documents, all payments and amounts received by the Trust or by the Trustee, on its behalf, shall be distributed forthwith upon receipt in the following order of priority: first, so much of such payment or amount as shall
                             -----
be required to pay or reimburse the Trustee for any fees, compensation, indemnification or expenses (including reasonable attorneys' fees and expenses) not otherwise paid or reimbursed to the Trustee and as to which the Trustee is entitled to be paid or reimbursed hereunder shall be retained by the Trustee and forthwith remitted to the Trustee; second, so much of such payment or amount thereafter shall be
                ------
distributed promptly following receipt by the Trust or the Trustee to the Lenders, the Agent, the Investor or other Persons to the extent specifically provided in, pursuant to the terms of and in the priority set forth in the Participation Agreement and the other Operative Documents; and third, the
                                                               -----
balance, if any, to the Investor.

          4.2.  Excluded Payments. Notwithstanding anything in this Article or
                -----------------
elsewhere in this Trust Agreement to the contrary, any Excluded Amount received at any time by the Trustee shall be distributed promptly to the Person entitled to receive such Excluded Amount.

                                   ARTICLE V.

                             DUTIES OF THE TRUSTEE

          5.1.  Notice of Certain Events. In the event an officer in the
                ------------------------
Corporate Trust Administration Department of the Trustee shall have knowledge of, or received a copy of, any consent, waiver, amendment or modification, or request therefor or any other action, with respect to any of the Operative Documents, the Trustee shall give prompt written notice thereof, in no event later than five (5) days after receipt or actual knowledge thereof, to the Investor and any other Person identified in writing by the Investor to the Trustee. Notwithstanding the foregoing, in the event the Trustee shall have knowledge of any Lease Default, Lease Event of Default, Loan Agreement Default, Loan Agreement Event of Default or Construction Agency Event of Default (or event which, with the passing of time or the giving of notice, would become a Construction Agency Event of Default), the Trustee shall give prompt telephonic notice thereof followed by written confirmation to the Investor, the Agent, and any other Person identified in writing by the Investor to the Trustee, unless such Default or Event of Default no longer exists before the giving of such notice. If the Trustee shall have given the Investor notice of any event and shall not have received written instructions as above provided within thirty
(30) days after giving notice in accordance with Section 12.4 of such event to
                                                 ------------
the Investor, the Trustee may, but shall be under no duty to, and shall have no liability for its failure or refusal to, take or refrain from taking any action with respect thereto, not inconsistent with the provisions of the Operative Documents, as the Trustee shall deem advisable and in the best interests of the Investor. For all purposes of this Trust Agreement, in the absence of actual knowledge of an officer in the Corporate Trust Administration Department of the Trustee, the Trustee shall be deemed not to have knowledge of any Default or Event of Default unless the Trustee receives written notice thereof.

          5.2.  Action upon Instructions. Subject to the provisions of Section
                ------------------------                               -------
5.3, upon the written instructions executed by the Investor, the Agent, the
---
Lessee (or, with respect to Advance Requests, during the Construction Period, the Construction Agent) given in accordance with the Participation Agreement or any other Operative Agreement, the Trustee will take or refrain from taking such action or actions, not inconsistent with the provisions of the Operative Documents, as may be specified in such instructions. If the Trustee is unable to determine whether any such action or actions that it has been instructed to take by the Investor, the Agent or the Lessee are not inconsistent with the provisions of the Operative Documents, the Trustee shall give notice in accordance with Section 12.4 of such proposed action or actions to the Investor,
                ------------
the Agent and the Lessee and, unless (within ten (10) Business Days) any of such parties advises the Trustee in writing that the proposed action or actions are inconsistent with the provisions of the Operative Documents (including specific reference to the particular provisions in question), the Trustee shall be entitled to presume that the proposed action or actions are not inconsistent with the provisions of the Operative Documents and the Trustee shall proceed in accordance with such instructions. With respect to instruction which may be given by Lessee, the Trustee and the Investor acknowledge that the Trustee is required to take action and to refrain from taking action with regard to the Loan Agreement as instructed by Lessee in accordance with Section 9.17 of the Participation Agreement.

          5.3.  Indemnification. The Trustee shall not be required to take or
                ---------------
refrain from taking any action under this Trust Agreement or any other Operative Document unless the Trustee shall have been indemnified by Lessee or, if the Trustee reasonably believes such indemnity to be inadequate, by the Investor, in manner and form reasonably satisfactory to the Trustee, against any liability, fee, cost or expense (including reasonable attorneys' fees and expenses) that may be incurred or charged in connection therewith, other than such as may result from the willful misconduct, bad faith or gross negligence of the Trust Company or the Trustee, or from the failure of the Trust Company or the Trustee to use reasonable care in the receiving, handling and disbursing of funds; and, if the Investor shall have directed the Trustee to take or refrain from taking any action under any Operative Document, the Investor agrees to furnish such indemnity by a written undertaking of indemnification and, in addition, to pay the reasonable compensation of the Trustee (including the advancement and payment of reasonable attorneys' fees and expenses) for the services performed or to be performed by the Trustee pursuant to such direction. The Trustee shall not be required to take any action under any Operative Document if the Trustee shall reasonably determine, or shall have been advised by counsel, that such action is likely to result in personal liability for which the Trustee or the Trust Company has not been and will not be adequately indemnified or is contrary to the terms hereof or of any Operative Document to which the Trustee is a party or is otherwise contrary to law. The Trustee shall be under no liability with respect to any action taken or omitted to be taken by the Trustee in accordance with instructions of the Investor, the Agent or the Lessee pursuant to Section
                                                                       -------
5.2.
---
          5.4.  No Duties as Specified in Trust Agreement or Instructions. The
                ---------------------------------------------------------
Trustee shall not have any duty or obligation to manage, control, use, make any payment in respect of, register, record, insure, inspect, sell, dispose of or otherwise deal with the Site, or any other part of the Trust Estate, or to otherwise take or refrain from taking any action under or in connection with any Operative Document to which the Trust is a party, except as expressly provided by the terms of this Trust Agreement or in written instructions from the Investor or the Lessee received pursuant to Section 5.1, 5.2 or 8.4; and no
                                            -----------------------
implied duties or obligations shall be read into this Trust Agreement against the Trustee. The Trustee shall have no duty or obligation to supervise or monitor the performance of the Construction Agent pursuant to the Construction Agency Agreement, which for all purposes shall be an independent contractor. The Trust Company nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Lessor's Liens arising by, through or under the Trust Company on any part of the Trust Estate.

          5.5.  No Action Except Under Specified Documents or Instructions. The
                ----------------------------------------------------------
Trustee agrees that it will not manage, control, use, sell, dispose of or otherwise deal with the Site, or any other part of the Trust Estate, except (i) as required by the terms of the Operative Documents, (ii) in accordance with the powers granted to, or the authority conferred upon, it pursuant to this Trust Agreement, or (iii) in accordance with the express terms hereof or with written instructions from the Investor or the Lessee pursuant to Section 5.1, 5.2 or
                                                                 -----------
8.4.
---

          5.6.  Absence of Duties. (a) Other than pursuant to the terms hereof,
                -----------------
the Trustee shall not have any duty to (i) file, record or deposit any Operative Document or any other document, or to maintain any such filing, recording or deposit or to refile, rerecord or redeposit any such document, (ii) obtain insurance on any Site, the Facilities (including the New Facility) or effect or maintain any such insurance, other than to receive and forward to the Investor any notices, policies, certificates or binders furnished to the Trustee pursuant to the Lease, (iii) pay or discharge any Tax or any Lien owing with respect to or assessed or levied against any part of the Trust Estate, except as provided in the last sentence of Section 5.4, other than to forward notice of such Tax or
                        -----------
Lien received by the Trustee to the Agent, Lenders, the Investor and the Lessee,
(iv) confirm, verify, investigate or inquire into the failure to receive any reports or financial statements of the Lessee, (v) inspect the Site at any time or ascertain or inquire as to the performance or observance of any of the covenants of the Lessee or any other Person under any Operative Document with respect to the Site, or (vii) manage, control, use, sell, dispose of or otherwise deal with the Site or any part thereof or any other part of the Trust Estate, except as provided in Section 5.5.
                              -----------

          (b) Except as contemplated by the Operative Documents or as otherwise directed by Agent or the Investor, the Trustee shall not be required to take any action in any jurisdiction other than the State of Delaware if the taking of such action will: (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof (other than the State of Delaware) becoming payable by the Trustee; or (iii) subject the Trustee to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Trustee contemplated hereby.

          (c) The Trustee, in the exercise or administration of the trusts and powers hereunder, including its obligations under Section 5.2 hereof, may, at
                                                  -----------
the reasonable expense of the Lessee, employ agents, attorneys, accountants and auditors and enter into agreements with any of them and the Trustee and the Trust Company shall not be liable for the default or misconduct of any such agents, attorneys, accountants or auditors if such agents, attorneys, accountants or auditors shall have been selected by it in good faith.

                                  ARTICLE VI.

                                  THE TRUSTEE

          6.1.  Acceptance of Trust and Duties. The Trust Company accepts the
                ------------------------------
Trust hereby created and agrees to perform the same, but only upon the terms of this Trust Agreement. The Trustee agrees to receive, manage and disburse any moneys constituting part of the Trust Estate actually received by it as Trustee in accordance with the terms of this Trust Agreement. The Trust Company shall not be answerable or accountable under any circumstances, except for (i) its own willful misconduct, bad faith or gross negligence, (ii) the inaccuracy of any of its representations or warranties contained in this Trust Agreement or in any of the Operative Documents, (iii) its failure to perform obligations expressly undertaken by it in the last sentence of Section 5.4 hereof and (iv) Taxes based
                                         -----------
on or measured by any fees, commissions or compensation received by it for acting as Trustee in connection with any of the transactions contemplated by the Operative Documents.

          6.2.  Furnishing of Documents. The Trustee will furnish to the
                -----------------------
Investor, and to such other Persons as the Investor shall direct in writing, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, opinions, certificates, financial statements and any other instruments or writings furnished to the Trustee or to the Trust under the Operative Documents, unless by the express terms of any Operative Document a copy of the same is required to be furnished by some other Person directly to the Investor, or the Trustee has confirmed that the same has already been furnished to the Investor.

          6.3.  No Representations or Warranties as to any Property or Operative
                ----------------------------------------------------------------
Documents. Neither the Trustee nor the Trust Company makes (i) ANY
---------
REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE TITLE, VALUE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF ANY PROPERTY OR ANY OTHER REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT TO ANY PROPERTY WHATSOEVER, except that the Trustee hereby represents, warrants and covenants to the Investor that it will comply with the last sentence of Section 5.4, and (ii)
                                                           -----------
no representation or warranty as to the validity or enforceability of any Operative Document or as to the correctness of any statement made by a Person (other than the Trustee or the Trust Company) contained in any thereof, except that each of the Trustee and the Trust Company represents, warrants and covenants to the Investor that this Trust Agreement has been, and each of the other Operative Documents which contemplates execution thereof by the Trustee on behalf of the Trust has been or will be, executed and delivered by its officers who are, or will be, duly authorized to execute and deliver documents on its behalf and is enforceable against it in accordance with its terms except to the extent such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          6.4.  Segregation of Moneys. Except as otherwise provided herein or in
                ---------------------
any of the Operative Documents, any moneys received by the Trustee hereunder need not be segregated in any manner, except as may be required by law.

          6.5.  Reliance; Advice of Counsel. Neither the Trustee nor the Trust
                ---------------------------
Company shall incur any liability to any Person in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it in good faith to be genuine and signed by the proper party or parties. The Trust Company and the Trustee may accept and rely upon a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Trust Company and the Trustee may for all purposes hereof rely on an Officer's Certificate of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Trust Company and the Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of the Trust, the Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may consult with counsel, accountants and other skilled Persons to be selected and employed by it, and neither the Trust Company nor the Trustee shall be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled Persons.

          6.6.  Liability with Respect to Documents. Neither the Trust Company
                -----------------------------------
nor the Trustee shall incur any liability to any Person for or in respect of the recitals herein, the validity or sufficiency of this Trust Agreement (other than against the Trustee or the Trust Company), the due execution hereof by the Investor, the form, character, genuineness, sufficiency, value or validity of the Site, or the validity or sufficiency of any of the Operative Documents. Neither the Trust Company nor the Trustee shall assume or incur any liability, duty or obligation to any Person or to the Investor, other than as expressly provided for herein or in any of the other Operative Documents.

          6.7.  Not Acting in Individual Capacity. All Persons (other than the
                ---------------------------------
Investor to the extent provided herein) having any claim against the Trust Company or the Trustee by reason of the transactions contemplated by the Operative Documents shall look only to the Trust Estate (or a part thereof, as the case may be) for payment or satisfaction thereof, except as specifically provided in this Article.

          6.8.  Books and Records; Tax Returns. (a) The Trustee shall treat the
                ------------------------------
trust created hereby as a grantor trust for federal and state income tax purposes.

          (b) The Trustee shall file, or cause to be filed, an application with the Internal Revenue Service for a taxpayer identification number with respect to the Trust. The Investor shall prepare and file, or cause to be prepared and filed, the Federal tax return, reports, state tax returns and other forms with respect to the Taxes due and payable by the Trust in connection with the transactions contemplated hereby or by the other Operative Documents. In the event that the Investor shall request the Trustee to cause to be prepared such tax returns, the Investor shall furnish to Trustee all such information as may be required from the Investor in connection with the preparation of such tax returns. The Trustee shall keep copies of all returns delivered to or filed by it relating to the Trust.

          (c) The Investor shall sign on behalf of the Trust any and all tax returns of the Trust.

          (d) The Trustee, either in its trust or individual capacities, shall be under no obligation to appear in, prosecute or defend any action, which in its opinion may require it to incur any out-of-pocket expense or any liability, unless it shall be furnished with such reasonable security and indemnity against such expense or liability as it may require. The Trustee may, but shall be under no duty to, undertake such action as it may deem necessary at any and all times, without any further action by the Investor, to protect the Site and the rights and interests of the Investor pursuant to the terms of this Trust Agreement; provided that the Trust Company may obtain reimbursement for the
           --------
reasonable out-of-pocket expenses and costs of such actions (including reasonable attorneys fees and expenses), undertakings or proceedings from the Lessee.

          6.9.  Tax Treatment. The Investor, by entering into this Trust
                -------------
Agreement, agrees that it will file its own Federal, state and local income, franchise and other tax returns in a manner that is consistent with the treatment of the Trust as a grantor trust. The parties agree that, unless otherwise required by final decision (i.e., one from which no appeal can be taken or with respect to which the time for appeal has expired) of the appropriate taxing authorities or court of competent jurisdiction, the Investor shall file, or cause to be filed, annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a grantor trust for such tax purposes.

                                  ARTICLE VII.

                 INDEMNIFICATION OF THE TRUSTEE BY THE INVESTOR

          7.1.  The Investor to Indemnify the Trustee and the Trust Company. The
                -----------------------------------------------------------
Investor agrees to assume liability for, and to indemnify and hold harmless the Trustee and the Trust Company from and against, any and all obligations, liabilities, losses, actions, suits, penalties, taxes (other than any taxes on, based on or measured by the compensation received by the Trust Company for acting as Trustee hereunder), claims, demands, costs and expenses (including reasonable attorneys fees and expenses) of any nature whatsoever (collectively, "Claims") which may be imposed on, incurred by or asserted at any time against the Trust Company or the Trustee in any way relating to or arising out of the Trust Estate, the Site, the administration of the Trust Estate or any action or inaction of the Trustee or the Trust Company hereunder, under the Operative Documents or any transaction contemplated thereby, or in any way relating to or arising or alleged to arise out of (a) the financing, refinancing, purchase, acceptance, rejection, ownership, design, construction, delivery, nondelivery, leasing, subleasing, possession, use, operation, repair, modification, transportation, condition, sale, return, repossession (whether by summary proceedings or otherwise), or any other disposition of the Site or any part thereof; (b) any latent or other defects whether or not discoverable; (c) a violation of Environmental Laws, Environmental Claims or other loss of or damage to the Site or the environment relating to the Site, the Lessee or the Investor;
(d) any breach by any the Investor of any of its representations or warranties under the Operative Documents or failure by the Investor to perform or observe any covenant or agreement to be performed by it under any of the Operative Documents; and (e) personal injury, death or property damage, including Claims based on strict liability in tort; except only that the Investor shall not be required to indemnify the Trustee or the Trust Company for expenses arising or resulting from any of the matters described in the last sentences of Sections 5.4 and 6.1
                                                           --------------------
and to the extent the matters arise from the gross negligence or willful misconduct of the Trustee or the Trust Company. The indemnities contained in this Section shall survive the resignation or removal of the Trustee and the termination of this Trust Agreement.

          7.2.  Compensation and Expenses. The Trust Company shall receive from
                -------------------------
Lessee as compensation for its services hereunder the fees set forth in a separate fee agreement in the form attached hereto as Exhibit B. The Trust
                                                      ---------
Company shall also be entitled to be reimbursed by the Lessee for its reasonable expenses (including reasonable attorneys' fees) incurred in the performance of its duties as Trustee hereunder and to be compensated reasonably for any extraordinary services rendered hereunder at the request of the Investor.

          7.3.  Limitation. The Trustee and the Trust Company agree to first
                ----------
seek indemnification from the Lessee under the Participation Agreement, but the Trust Company and the Trustee shall not be required to exhaust their remedies against the Lessee (or any other liable Person) under the Operative Documents before seeking to enforce their rights against the Investor under this Article.

                                 ARTICLE VIII.

                         TERMINATION OF TRUST AGREEMENT

          8.1.  Termination of Trust Agreement. This Trust Agreement and the
                ------------------------------
Trust shall terminate and the Trust Estate shall, subject to the provisions of the other Operative Documents and Article V hereof, be distributed to the
                                  ---------
Investor, and this Trust Agreement shall be of no further force or effect, upon the earlier of (i) the written request of the Investor following the sale or other final disposition by the Trustee or its agent of all property constituting part of the Trust Estate and the final distribution by the Trustee or its agent of all moneys or other property or proceeds constituting part of the Trust Estate in accordance with the terms of Article V and (ii) the date that is
                                       ---------
thirty (30) years after the date hereof.

          8.2.  Termination at Option of the Investor. Notwithstanding Section
                -------------------------------------                  -------
8.1, this Trust Agreement and the Trust shall terminate and the Trust Estate
---
shall be distributed to the Investor, and this Trust Agreement shall be of no further force and effect, upon the election of the Investor by notice to the Trustee, if such notice shall be accompanied by the written agreement of the Investor assuming all the obligations of the Trustee and the Trust under or contemplated by the Operative Documents and all other obligations of the Trustee incurred by it as trustee hereunder; provided, that the Investor agrees for the
                                     --------
express benefit of the Lessee, the Agent and the Lenders that, without the consent of the Agent, no such election shall be effective until the Liens and security interests of the Loan Documents shall have been released. Such written agreement shall be reasonably satisfactory in form and substance to the Trustee and shall release the Trustee from all further obligations of the Trustee hereunder and under the agreements and other instruments mentioned in the preceding sentence.

          8.3.  Termination at Option of the Trustee. Notwithstanding any other
                ------------------------------------
section hereof, at any time that (i) Smart & Final Inc. shall not be the Lessee under the Lease or (ii) six (6) months after the date the Lease shall no longer be in full force and effect, the Trustee shall have the option, but shall have no obligation, to: (a) terminate this Trust Agreement and the Trust and (b) distribute and convey, or cause to be distributed and conveyed, the Trust Estate to the Investor; provided, that the Trustee agrees for the express benefit of
                 --------
the Agent and the Lenders that, without the consent of the Agent, the exercise of such option shall not be effective until the Liens and security interests of the Loan Documents shall have been released. The exercise of such option by the Trustee shall cause this Trust Agreement to be of no further force and effect and shall release the Trustee from all further obligations of the Trustee hereunder and under the agreements and other instruments mentioned in the preceding sentence.

          8.4.  Actions by the Trustee upon Termination. Upon termination of
                ---------------------------------------
this Trust Agreement and the Trust pursuant to Section 8.1, 8.2 or 8.3, the
                                                ----------------------
Trustee shall file in the Office of the Secretary of State of the State of Delaware a Certificate of Cancellation in the form required by Section 3810(d) of the Delaware Act and take such action as may be necessary or as may be requested in writing by the Investor to transfer the Trust Estate to the Investor, including, without limitation, the execution, without representation or recourse, of instruments of transfer or assignment with respect to any of the Operative Documents to which the Trust is a party.

          8.5.  Bankruptcy of the Investor. In the event of the bankruptcy,
                --------------------------
insolvency or other similar incapacity of the Investor, this Trust Agreement shall terminate. Without the prior written consent of the Agent, the Investor may not withdraw from the Trust or obtain possession of, or otherwise exercise remedies with respect to, the Trust Estate or any portion thereof prior to the satisfaction and discharge of the Liens and security interests of the Loan Documents.

                                  ARTICLE IX.

                        SUCCESSOR TRUSTEES, CO-TRUSTEES
                             AND SEPARATE TRUSTEES

          9.1.  Resignation of the Trustee; Appointment of Successor. (a) The
                ----------------------------------------------------
Trustee may resign at any time without cause by giving at least sixty (60) days' prior written notice to the Investor, the Agent and the Lessee, such resignation to be effective on the acceptance of appointment by a successor Trustee under
Section 9.1(b) which meets the standards set forth in Section 9.1(c). The
--------------                                        --------------
Trustee may be removed at any time by the Investor with one (1) days' prior written notice if the removal is for cause, or with thirty (30) days' prior written notice if the removal is without cause, and, in either case, with a copy concurrently delivered to the Agent and the Lessee. Any such removal shall be effective upon the acceptance of appointment by a successor Trustee under
Section 9.1(b) which meets the standards set forth in Section 9.1(c). In case of
--------------                                        --------------
the resignation or removal of the Trustee, the Investor may appoint a successor Trustee by an instrument signed by the Investor. If a successor Trustee shall not have been appointed within thirty (30) days after the giving of written notice of such resignation or the delivery of the written instrument with respect to such removal, the Trustee or the Investor may apply to any court of competent jurisdiction to appoint a successor Trustee to act until such time, if any, as a successor shall have been appointed and shall have accepted its appointment as above provided. Any successor Trustee so appointed by such court shall immediately and without further act be superseded by any successor Trustee appointed as above provided within one year from the date of the appointment by such court.

          (b) Any successor Trustee, however appointed, shall execute and deliver to the predecessor Trustee an instrument accepting such appointment, and thereupon such successor Trustee, without further act shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Trustee in the trusts hereunder with like effect as if originally named a Trustee herein; but nevertheless, upon the written request of such successor Trustee such predecessor Trustee shall execute and deliver an instrument transferring to such successor Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, duties and trusts of such predecessor Trustee, and such predecessor Trustee shall duly assign, transfer, deliver and pay over to successor Trustee all moneys or other property then held by such predecessor Trustee upon the trusts herein expressed.

          (c) Any successor Trustee, however appointed, shall be a bank or trust company incorporated and doing business within the United States of America, meeting the eligibility requirements of the Delaware Act, and having a combined capital and surplus of at least One Hundred Million Dollars ($100,000,000), if there be such an institution willing, able and legally qualified to perform the duties of Trustee hereunder upon reasonable or customary terms.

          (d) Any person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation to which substantially all of the corporate trust business of the Trustee may be transferred, shall, subject to the terms of Section 9.1(c), be
                                                           --------------
the Trustee under this Trust Agreement without further act.

          9.2.  Co-Trustees and Separate Trustees. Whenever the Trustee or the
                ---------------------------------
Investor shall deem it necessary or prudent in order either to conform to any law of any jurisdiction in which all or any part of the Trust Estate shall be situated or to make any claim or bring any suit with respect to the Trust Estate, the Notes or any Operative Document, or the Trustee or the Investor shall be advised by counsel satisfactory to it that it is so necessary or prudent, the Trustee and the Investor shall execute and deliver an agreement supplemental hereto and all other instruments and agreements, and shall take all other action, necessary or proper to appoint one or more Persons (and the Trustee may appoint one or more of its officers) either as co-trustee or co-trustees jointly with the Trustee of all or any part of the Trust Estate, or as separate trustee or separate trustees of all or any part of the Trust Estate, and to vest in such Persons, in such capacity, such title to the Trust Estate or any part thereof and such rights or duties as may be necessary or desirable, all for such period and under such terms and conditions as are satisfactory to the Trustee and the Investor. In case any co-trustee or separate trustee shall die, become incapable of acting, resign or be removed, the title to the Trust Estate and all rights and duties of such co-trustee or separate trustee shall, so far as permitted by law, vest in and be exercised by the Trustee, without the appointment of a successor to such co-trustee or separate trustee.

          9.3.  Notice. At all times that a successor Trustee is appointed
                ------
pursuant to Section 9.1, a Trustee resigns pursuant to Section 9.1 or a co-
            -----------                                -----------
trustee or separate trustee is
appointed pursuant to Section 9.2, the Trustee shall give notice of such fact
                      -----------
within ten (10) days of its occurrence to the Lessee, the Agent and the Investor.

          9.4.  Required Consents. Notwithstanding the provisions of Sections
                -----------------                                    --------
9.1 and 9.2 above, the Trustee shall not be removed and no successor Trustee,
---     ---
co-trustee or separate trustee shall be appointed without the consent of the Agent and the Lessee (which consent shall not reasonably be withheld) as long as the Liens and security interest of the Loan Documents remain in full force and effect.

                                   ARTICLE X.

                           SUPPLEMENTS AND AMENDMENTS

          10.1.  Supplements and Amendments. Subject to Section 10.2 hereof, at
                 --------------------------             ------------
the written request of the Investor, this Trust Agreement shall be amended by a written instrument signed by the Trustee and the Investor, but if in the opinion of the Trustee, any instrument required to be so executed adversely affects any right, duty or liability of, or immunity or indemnity in favor of, it or the Trust Company under this Trust Agreement, any of the Operative Documents to which it or the Trustee is a party, or would cause or result in any conflict with or breach of any terms, conditions or provisions of, or default under, its charter documents or by-laws or any document contemplated hereby to which it or the Trust Company is a party, the Trustee may in its sole discretion decline to execute such instrument, unless it shall have been provided an indemnity satisfactory to it by the Investor.

          10.2.  Limitation on Amendments. The Trustee shall not, without the
                 ------------------------
consent of the Agent, execute any amendment that might reasonably result in the trusts created hereunder being terminated prior to the satisfaction and discharge of the Liens and security interest of the Loan Documents and other than in accordance with the terms of the Operative Documents. The provisions of
Section 8.5 and 11.6(a) may not be amended.
-----------------------

                                  ARTICLE XI.

                                THE CERTIFICATES

          11.1.  Form of Certificates. The ownership by the Investor of a
                 --------------------
beneficial interest in the Trust shall be evidenced by one or more Certificates. Each Certificate shall be substantially in the form set forth in Exhibit C
                                                                 ---------
attached hereto.

          11.2.  Terms of Certificates. Each Certificate issued to the Investor
                 ---------------------
shall be dated the date of its issuance and shall contain a statement by the Trustee that the holder of such Certificate has ratably with the holders of the other Certificates in accordance with their proportionate shares an undivided beneficial interest in the Trust Estate and is entitled to receive, along with the holders of the other Certificates, as provided herein a share of the Yield, the Investor Contributions, any portion of Transactional Costs payable to the Lessor and the Investor, and such other amounts as are described under the Operative Documents as being paid on account of or in connection with the Investor Contributions.

          11.3.  Payment from Proceeds of Trust Estate Only. All amounts payable
                 ------------------------------------------
by the Trust under the Certificates and under this Trust Agreement shall be paid only from the income and the proceeds from the Trust Estate and only to the extent that the Trustee shall have received sufficient income or proceeds from the Trust Estate to make such payments in accordance with the terms hereof. Each holder of a Certificate, by its acceptance of such Certificate, agrees that it will look solely to the income and proceeds from the Trust Estate to the extent available for distribution to such holder as herein provided and that the Investor, any other holders of any Certificates, and the Trustee (in its individual capacity or as Trustee) shall not be personally liable to any Person for any amounts payable under the Certificates or this Trust Agreement or, except as expressly provided in this Trust Agreement, for any liability under this Trust Agreement.

          11.4.  Place and Manner of Payment. The amounts payable to the holders
                 ---------------------------
of the Certificates pursuant to this Trust Agreement will be payable at the Corporate Trust Administration office of the Trustee at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, or at the office of any successor Trustee hereunder, in funds of the type received by the Trustee. Notwithstanding the foregoing or any provision in any Certificate to the contrary, the Trustee will pay, if so requested by the holder of a Certificate by written notice to the Trustee, all amounts payable by the Trust to such holder or a nominee therefor by wire transfer to such holder at such account as such holder shall have specified by notice, in any case without any presentment or surrender of any Certificate.

          11.5.  Ownership of  Certificates. The Trustee may deem and treat the
                 --------------------------
Person in whose name any Certificate shall have been registered by the Trustee as the absolute owner and holder of such Certificate for the purpose of receiving payment of all amounts payable by the Trustee with respect to such Certificate and for all other purposes, and the Trustee shall not be affected by any notice to the contrary.

          11.6.  Registrations of Transfers; Exchanges. (a) The Investor
                 -------------------------------------
acknowledges and agrees that Certificates may not be sold, assigned or otherwise transferred, except in accordance with the terms of Section 6.3 of the Participation Agreement.

          (b) The Trustee shall maintain at its office a register for the purpose of registering transfers and exchanges of Certificates. A holder of a Certificate intending to transfer any or all of the Certificates held by such holder to a new holder, or to exchange any or all of the Certificates held by it for Certificates of different denominations, shall surrender such Certificate or Certificates to the Trustee at its office at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, together with a written request from the holder surrendering such Certificate or Certificates for the issuance of a new Certificate or Certificates, specifying the denomination or denominations of the same and, in the case of a surrender for transfer, the name and address of the prospective holder or holders. Promptly upon receipt of such documents by the Trustee, it will issue a new Certificate or Certificates, in the same aggregate original face amount and dated the same date or dates as the Certificate or Certificates surrendered, and in such denomination or denominations and registered in such name or names as shall be specified in such written request. The Trustee shall notify the Investor, the Agent and the Lessee whenever it registers the transfer of a Certificate or Certificates, specifying the name and address of the new holder or holders. The Trustee shall not be required to register transfers or exchange any surrendered Certificate as above provided during the ten (10) day period preceding the due date of any payment of Basic Rent under the Lease. Nothing contained in this Section shall be deemed to permit the holder of a Certificate to transfer such Certificate, except in accordance with the terms of this Article and Section 6.3 of the Participation Agreement.

          11.7.  Mutilated, Lost or Stolen Certificates. If any Certificate
                 --------------------------------------
shall become mutilated, destroyed, lost or stolen, the Trustee shall, upon the written request of the holder of such Certificate, execute and deliver in replacement thereof a new Certificate, dated the same date as the Certificate so mutilated, destroyed, lost or stolen. If the Certificate being replaced has become mutilated, such Certificate shall be surrendered to the Trustee and canceled. If the Certificate being replaced has been destroyed, lost or stolen, the holder of such Certificate shall furnish to the Trustee (a) such security or indemnity as may be required by the Trustee to save the Trustee harmless and (b) evidence satisfactory to the Trustee of the destruction, loss or theft of such Certificate and of the ownership thereof.

          11.8.  Payment of Taxes, Etc., on Issuance of New Certificates. Upon
                 -------------------------------------------------------
the issuance of a new Certificate or Certificates pursuant to Section 11.6 or
                                                              ------------
11.7 hereof, the Trustee may require from the party requesting such new
----
Certificate or Certificates payment of a sum to reimburse the Trustee for, or to provide funds for, the payment of any tax or other governmental charge in connection therewith or any charges and expenses connected with such tax or other governmental charge paid or payable by the Trustee.

                                  ARTICLE XII.

                                 MISCELLANEOUS

          12.1.  No Legal Title to Trust Estate in the Investor. The Investor
                 ----------------------------------------------
shall not have legal title to any part of the Trust Estate; provided that the
                                                            --------
Investor has a beneficial interest in the Trust Estate. No transfer, by operation of law or otherwise, of any right, title or interest of the Investor in and to the Trust Estate or hereunder shall operate to terminate this Trust Agreement or the trusts created hereby or entitle any successor or transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

          12.2.  Pledge or Sale of Site by the Trustee is Binding. Any sale,
                 ------------------------------------------------
transfer, pledge, or other conveyance of any of the Property or any part thereof by the Trustee on behalf of the Trust made pursuant to the terms of this Trust Agreement or any other Operative Document shall bind the Investor and shall be effective to sell, transfer and convey all right, title and interest of the Trustee and the Investor in and to the Site or any part thereof. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Trustee. Nothing herein shall be deemed to permit any sale, transfer or other conveyance of the Site or any part thereof by the Trustee on behalf of the Trust, other than in accordance with the terms of the Operative Documents.

          12.3.  Limitations on Rights of Others. Nothing in this Trust
                 -------------------------------
Agreement, whether express or implied, shall be construed to give to any Person, other than the Trust Company, the

Trustee, the Investor, the Lessee and the Agent, any legal or equitable right, remedy or claim under or in respect of this Trust Agreement or any covenants, conditions or provisions contained herein or in the Trust Estate. Without limiting the generality of the foregoing, as provided in Section 3805 of the Delaware Act, no creditor of the Investor shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the Trust Estate.

          12.4.  Notices. Unless otherwise expressly specified or permitted by
                 -------
the terms hereof, all notices hereunder shall be given as provided in the Participation Agreement.

          12.5.  Severability. Any provision of this Trust Agreement that may be
                 ------------
determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          12.6.  Limitation on the Investor's Liability. No Investor shall have
                 --------------------------------------
any liability for the performance of this Trust Agreement, except as expressly set forth herein.

          12.7.  Separate Counterparts. This Trust Agreement may be executed by
                 ---------------------
the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          12.8.  Successors and Assigns. All covenants and agreements contained
                 ----------------------
herein shall be binding upon, and inure to the benefit of, the Trust Company, the Trustee and the Investor, and each of their respective permitted successors and assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Investor shall bind the successors and assigns of the Investor. It is the intention of the parties hereto that the trust created hereby constitutes a business trust formed pursuant to the Delaware Act with the purpose of facilitating the transactions contemplated by the Operative Documents.

          12.9.  Headings and Table of Contents. The headings and table of
                 ------------------------------
contents of the various articles and sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          12.10.  GOVERNING LAW. THIS TRUST AGREEMENT SHALL BE GOVERNED BY, AND
                  -------------
CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE. THE TRUST CREATED HEREBY SHALL BE DEEMED A DELAWARE BUSINESS TRUST FOR ALL PURPOSES OF THE DELAWARE ACT.

          12.11.  Performance by the Investor. Any obligation of the Trustee
                  ---------------------------
hereunder or under any Operative Document or other document contemplated herein may be performed by the Investor and any such performance shall not be construed as a revocation of the trusts created hereby.

          12.12.  No Implied Waiver. No term or provision of this Trust
                  -----------------
Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing entered into as provided in Section 10.1; and any such waiver of the terms hereof shall
                    ------------
be effective only in the specific instance and for the specific purpose given.

          12.13.  Termination of Lessee's Rights. Notwithstanding anything in
                  ------------------------------
this Trust Agreement to the contrary, six (6) months after the date the Lease shall no longer be in full force and effect, the Lessee shall have no further rights hereunder and, from and after such date, all references to rights of the Lessee under this Trust Agreement shall be deemed to be deleted.

          12.14.  Amended and Restated. This Trust Agreement amends and restates
                  --------------------
the Original Trust Agreement for all purposes.

          IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the date and year first above written.


                              CREDIT LYONNAIS LEASING CORP.,
                              as Investor


                              By: /s/ L.M. Wertheim
                                  -----------------------------------------
                                  Name: L. M. Wertheim
                                  Title: Vice President and Secretary


                              WILMINGTON TRUST COMPANY,
                              as Trustee


                              By: /s/ James P. Lawler
                                  -----------------------------------------
                                  Name: James P. Lawler
                                  Title: Vice President

                                TRUST AGREEMENT

                                   EXHIBIT A

                        Form of Certificate of Trust of
                        -------------------------------
                        Smart & Final Realty Trust 1998
                        -------------------------------

          THIS CERTIFICATE OF TRUST OF SMART & FINAL REALTY TRUST 1998 (the "Trust") is being duly executed and filed by WILMINGTON TRUST COMPANY, a
------
Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code, (S)3801 et seq.).
                                ---------          -- ---

          1.  Name.  The name of the business trust formed hereby is SMART &
              ----
FINAL REALTY TRUST 1998.

          2.  Delaware Trustee.  The name and business address of the trustee of
              ----------------
the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001.

          3.  Effective Date.  This Certificate of Trust shall be effective upon
              --------------
filing with the Secretary of State.

          IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.


                              WILMINGTON TRUST COMPANY,
                              as Trustee


                              By:
                                    ------------------------------------
                                    Name:
                                    Title:

                                TRUST AGREEMENT

                                   EXHIBIT B

                                 Fee Agreement
                                 -------------

                                 See attached.

                                TRUST AGREEMENT

                                   EXHIBIT C

                           Form of Trust Certificate
                           -------------------------

          The interests represented by this Certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred, pledged, hypothecated or otherwise disposed of unless (i) such interests are duly registered under such Act or (ii) the proposed disposition thereof, may be effected without violation of such Act or any of the rules and regulations promulgated thereunder.

                               TRUST CERTIFICATE

                        SMART & FINAL REALTY TRUST 1998

Certificate No. ____                                       _________ ____, 1998

          WILMINGTON TRUST COMPANY, as trustee (herein in such capacity called the "Trustee") under the Amended and Restated Trust Agreement dated as of May 20, l998 (herein, as the same may from time to time be further amended, modified or supplemented, called the "Trust Agreement," the defined terms therein being used herein with the same meanings assigned therein) between Credit Lyonnais Leasing Corp. (the "Investor") and the Trustee, hereby certifies as follows: (i) this Certificate is the Certificate referred to in the Trust Agreement, which Certificate has been or is to be issued by the Trustee pursuant to the Trust Agreement; and (ii) Credit Lyonnais Leasing Corp., the holder of this Certificate, is entitled to receive as provided in the Trust Agreement and the other Operative Documents, the Yield, the Investor Contributions, a portion of Transaction Costs payable to the Lessor and such other amounts as are described under the Operative Documents as being paid on account of or in connection with the Investor Contribution.

          Except as otherwise expressly provided in the Trust Agreement, all amounts payable by the Trust hereunder and under the Trust Agreement shall be paid only from the income and proceeds from the Trust Estate and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Estate to make such payments in accordance with the terms of the Trust Agreement, and the holder hereof, by its acceptance of this Certificate, agrees that it will look solely to the income and proceeds from the Trust Estate to the extent available for distribution to the holder hereof as provided in the Trust Agreement and that neither the Investor nor the Trustee is personally liable to the holder hereof for any amounts payable under this Certificate or the Trust Agreement or, except as provided in the Trust Agreement, for any liability under the Trust Agreement.

          The amounts payable to the holder hereof pursuant to the Trust Agreement shall be payable at the principal office of the Trust at 1100 North Market Street, Wilmington, Delaware 19890-0001 in funds of the type received by the Trustee.

          The holder hereof, by its acceptance of this Certificate, agrees not to transfer this Certificate, except in accordance with the terms of the Trust Agreement.

          IN WITNESS WHEREOF, the Trustee has caused this Trust Certificate to be executed in its corporate name by one of its authorized officers as of the date first above written.

                              WILMINGTON TRUST COMPANY,
                              as Trustee


                              By:
                                    -----------------------------------
                                    Name:
                                    Title: